                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  October 31, 2000


                       UNIVERSAL BROADBAND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                 000-24408                33-611753
(State or jurisdiction of         (Commission File Number)     (IRS Employer
Incorporation)                                               Identification No.)

                           2030 Main Street, Suite 550
                            Irvine, California 92614
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (949) 260-8100

                                 IJNT.NET, INC.
          (Former name or former address if changed since last report)

ITEM 3.  Bankruptcy or Receivership.

              On October 31, 2000, Universal Broadband Networks, Inc., and four of its wholly-owned subsidiaries (collectively the Company") filed a voluntary petition of protection and reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana Division, Case Nos. SA 00-18281 JB, SA 00-18282 JB, SA 00-18283 JB, SA 00-18284 JB and SA 00-18286 JB (collectively, the "Filing"). From that time, the Company has been operating under the protection of the United States Bankruptcy Code as a debtor-in-possession. In connection with the Filing, the Company issued a Press Release dated October 31, 2000, which is attached hereto as Exhibit 99.1.

ITEM 4. Change in Registrant's Certifying Accountant.

             Effective as of October 31, 2000, the Company accepted the resignation of BDO Seidman, LLP as the Company's independent certified public account, which was tendered on that same date. No disagreements exist between the Company and BDO Seidman, LLP with respect to any financial statement of the Company or the presentation of any financial statement for which BDO Seidman, LLP, issued a report.

             The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. The Company will file a copy of such letter as an amendment to this Current Report on Form 8-K within two days of its receipt by the Company.

             The Company has not yet engaged another accountant to replace BDO Seidman, LLP. Any new accountant that the Company engages probably will not have sufficient opportunity to review the Company's next Quarterly Report on form 10-Q for the period ended September 30, 2000 (the "Next Quarterly Report"), before the required filing date. As the Company may be unable to prepare the Next Quarterly Report under the Company's normal review standards, the Company subsequently may be required to amend the Next Quarterly Report following its review by the Company's accountants.

ITEM 5.  Other Events.

         Since the Company no longer satisfies the requirements for continued listing on the Nasdaq National Market, by letter dated November 3, 2000, the Company requested that its securities be delisted from the Nasdaq National Market.

ITEM 7.  Financial Statements and Exhibits

         c.       EXHIBITS

                  99.1 Press release, dated October 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            UNIVERSAL BROADBAND NETWORKS, INC.

Date: November 6, 2000                        By /s/ MICHAEL A. STERNBERG
                                               --------------------------------
                                               Michael A. Sternberg
                                               Chief Executive Officer